Exhibit 99.1

Precision BioSciences Announces Senior Leadership Organizational Changes

DURHAM, N.C.—Sep 2, 2022-- Precision BioSciences, Inc. (Nasdaq: DTIL), a clinical stage gene editing company developing ARCUS®-based ex vivo allogeneic CAR T and in vivo gene editing therapies, today announced promotions and organizational changes that impact responsibilities within the company’s senior leadership team reporting to Michael Amoroso, Chief Executive Officer (CEO).

Cindy Atwell, formerly Senior Vice President of Business Development and Alliance Management has been promoted to Chief Business Officer and will continue to oversee the Business Development and Alliance functions with added responsibility for Project and Portfolio Management. Jeff Smith, Ph.D., co-founder and formerly Chief Technology Officer, has been promoted to Chief Research Officer and will assume responsibility for the management and direction of the company’s research programs and report directly to the CEO. Derek Jantz, Ph.D., co-founder and Chief Scientific Officer will focus his time partnering with Michael Amoroso in formulating company strategy and managing relationships with external stakeholders, including current and potential collaboration partners. In addition, Dr. Jantz informed the Board of Directors that he was stepping away from the Board to focus his time, effort and energy on his new role, which reduces the number of management members serving on the Board and strengthens the company’s corporate governance.

“Derek, Jeff and Cindy have made significant contributions to Precision, each demonstrating commitment to the company, to our partners, and importantly to patients around the world in need of new treatment options. Derek and Jeff have built Precision from the ground up, optimizing the ARCUS gene editing platform for therapeutic use and building capable research and development teams across our cell and gene editing businesses. Cindy has also played an instrumental role in Precision’s growth by successfully closing gene editing research collaboration agreements with top-tier industry partners, Novartis and Lilly,” said Michael Amoroso, CEO. “The demonstrated leadership and strategic focus of Derek, Jeff and Cindy have significantly contributed to the company’s ability to advance our in vivo and ex vivo gene editing candidates. With these new organizational changes at this time in our company life cycle, Precision BioSciences is poised to continue taking important steps toward becoming a commercial stage company to improve the lives of patients in need.”

“I’m very excited about the next chapter for Precision BioSciences and enthusiastic about my new role,” said Dr. Jantz. “I look forward to continuing to work closely with Michael in formulating the company’s strategy as well as forging strong external collaborations to drive continued success of ARCUS, which we believe to be the most precise and versatile gene editing platform. As a co-developer of the technology, I derive great personal satisfaction working toward bringing ARCUS-based therapies to patients in need. As such, I’m very much looking forward to advancing our first in vivo editing programs into the clinic while our lead CAR T program moves steadily in the direction of drug approval.”

Dr. Jantz has led the development of Precision’s allogeneic CAR T and in vivo editing platforms since co-founding Precision BioSciences. Trained as a protein engineer, Derek was an early developer of zinc finger technology and spent most of his early research career designing proteins for genome editing applications. He has a Ph.D. in biophysical chemistry from Johns Hopkins University School of Medicine and conducted his postdoctoral work in the Biochemistry department at Duke University. He is an inventor on more than 50 gene editing patents and has over a dozen gene editing publications.

Dr. Smith is one of the true pioneers in genome editing and has made some of the key observations that led to the first successful engineered editing nucleases. Jeff received his graduate degree from Johns

Exhibit 99.1

Hopkins while developing and characterizing custom nucleases for genome engineering. Continuing his work in protein engineering at Duke University, Jeff helped create the foundation for Precision’s ARCUS genome editing technology. He is an inventor on more than 75 foundational, issued patents involving the production and use of genome editing tools.

Ms. Atwell joined Precision BioSciences in 2019 as Vice President of Business Development. Now, as the Chief Business Officer she leads a team responsible for forming new partnerships, managing current collaborations, and shaping internal business processes as well as program management. She has 22 years of experience in the pharmaceutical industry, with most of her time spent in business development and commercial roles. Over the course of her career, Cindy has led or participated in the negotiation of a number of transactions, totaling over $10 billion in value. This includes the Novartis-Precision sickle cell collaboration as well as the Lilly-Precision gene editing strategic collaboration. Prior to Precision BioSciences, she led oncology and drug delivery deals as well as strategy projects at Halozyme. Over the years, Cindy has held various roles within the business development and commercial organizations at AbbVie, Amylin, and Impax. She also participated in discovery research at a start-up biotechnology company early in her career. Cindy holds a BS in biochemistry and molecular biology from the Pennsylvania State University and an MBA from the University of California, San Diego’s Rady School of Management.

About Precision BioSciences, Inc.

Precision BioSciences, Inc. is a clinical stage biotechnology company dedicated to improving life (DTIL) with its novel and proprietary ARCUS® genome editing platform. ARCUS is a highly precise and versatile genome editing platform that was designed with therapeutic safety, delivery, and control in mind. Using ARCUS, the company’s pipeline consists of multiple ex vivo “off-the-shelf” CAR T immunotherapy clinical candidates and several in vivo gene editing candidates designed to cure genetic and infectious diseases where no adequate treatments exist. For more information about Precision BioSciences, please visit www.precisionbiosciences.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the clinical development and expected efficacy and benefit of Precision’s product candidates and the benefits of ARCUS and potential expansion and development using ARCUS. In some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “goal,” “intend,” “look,” “may,” “mission,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” or the negative thereof and similar words and expressions.

Forward-looking statements are based on management’s current expectations, beliefs and assumptions and on information currently available to Precision. Such statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various important factors, including, but not limited to: Precision’s ability to become profitable; Precision’s ability to procure sufficient funding and requirements under its current debt instruments and effects of restrictions thereunder; risks associated with raising additional capital; Precision’s operating expenses and its ability to predict what

Exhibit 99.1

those expenses will be; Precision’s limited operating history; the success of its programs and product candidates in which it expends its resources; Precision’s limited ability or inability to assess the safety and efficacy of its product candidates; Precision’s dependence on its ARCUS technology; the initiation, cost, timing, progress, achievement of milestones and results of research and development activities, preclinical studies and clinical trials; public perception about genome editing technology and its applications; competition in the genome editing, biopharmaceutical, and biotechnology fields; Precision’s or its collaborators’ ability to identify, develop and commercialize product candidates; and other important factors discussed under the caption “Risk Factors” in Precision’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022, to be filed with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investors page of Precision’s website under SEC Filings at investor.precisionbiosciences.com.

All forward-looking statements speak only as of the date of this press release and, except as required by applicable law, Precision has no obligation to update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Investor Contact:

Alex Kelly

Chief Financial Officer

Alex.Kelly@precisionbiosciences.com

Media Contact:

Maurissa Messier

Senior Director, Corporate Communications

Maurissa.Messier@precisionbiosciences.com